SUB-ITEM 77I
Terms of new or amended securities


(1)	Effective April 10, 2017 the following classes
were renamed.

	One Choice 2020 Portfolio Fund
		Institutional Class renamed I Class

	One Choice 2025 Portfolio Fund
		Institutional Class renamed I Class

	One Choice 2030 Portfolio Fund
		Institutional Class renamed I Class

	One Choice 2035 Portfolio Fund
		Institutional Class renamed I Class

	One Choice 2040 Portfolio Fund
		Institutional Class renamed I Class

	One Choice 2045 Portfolio Fund
		Institutional Class renamed I Class

	One Choice 2050 Portfolio Fund
		Institutional Class renamed I Class

	One Choice 2055 Portfolio Fund
		Institutional Class renamed I Class

	One Choice 2060 Portfolio Fund
		Institutional Class renamed I Class

	One Choice In Retirement Portfolio Fund
		Institutional Class renamed I Class





(2)	On July 28, 2017, 485BPOS, Accession No.
0001293210-17-000263, an amendment to the
registration statement of American Century Asset
Allocation Portfolios, Inc., was filed with the Securities and Exchange Commission. This amendment registered the following new classes, all of which were effective
July 31, 2017, and describes the characteristics of the new classes.

	One Choice 2020 Portfolio Fund
		R6 Class

	One Choice 2025 Portfolio Fund
		R6 Class

	One Choice 2030 Portfolio Fund
		R6 Class

	One Choice 2035 Portfolio Fund
		R6 Class

	One Choice 2040 Portfolio Fund
		R6 Class

	One Choice 2045 Portfolio Fund
		R6 Class

	One Choice 2050 Portfolio Fund
		R6 Class

	One Choice 2055 Portfolio Fund
		R6 Class

	One Choice 2060 Portfolio Fund
		R6 Class

	One Choice In Retirement Portfolio Fund
		R6 Class